SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
APRIL 14, 2004

MAGUIRE PROPERTIES, INC.

(Exact name of registrant as specified in its charter)

Maryland (State or other jurisdiction of incorporation)	1-31717 (Commission File Number)	04-3692625 (I.R.S. Employer Identification Number)

333 South Grand Avenue, Suite 400, Los Angeles, California (Address of principal executive offices)	90071 (Zip Code)

213-626-3300
(Registrant’s telephone number, including area code)

This report on Form 8-K/A amends the report on Form 8-K of Maguire Properties, Inc. (the “Company”), dated April 29, 2004, to provide supplemental acquisition of assets information to such Form 8-K under Item 2 and to provide certain financial information required by Item 7 in connection with the acquisition of Park Place in Orange County, California by Maguire Properties, L.P. (the “Operating Partnership”), the operating partnership subsidiary of the Company, completed on April 14, 2004.

		Page
ITEM 2.	Acquisition of Assets

Acquisition of Park Place		1

ITEM 7.	Financial Statements and Exhibits

(a) Financial Statements Under Rule 3-14 of Regulation S-X

Park Place

Independent Auditors’ Report		5

Statements of Revenue and Certain Expenses for the year ended December 31, 2003		6

Notes to Statements of Revenue and Certain Expenses		7

(b) Unaudited Pro Forma Condensed Consolidated Financial Statements		10

Pro Forma Condensed Consolidated Balance Sheet as of December 31, 2003		11

Pro Forma Condensed Consolidated Statement of Operations for the year ended December 31, 2003		12

Notes to the Pro Forma Condensed Consolidated Financial Statements		13

(c) Exhibits		27

ITEM 2.	Acquisition of Assets

     Park Place is a major mixed-used office campus featured on 15 acres and comprised of one ten-story office tower, six four-story office buildings and a concourse building, located at the intersection of Jamboree Road and the San Diego Freeway (I-405) in the John Wayne Airport sub-market of Orange County, California. The property totals approximately 1.7 million square feet of office and retail space. As of December 31, 2003, the project is approximately 97% leased and is occupied by strong credit, nationally recognized tenants including ConAgra, Inc., State Farm Mutual Automobile Insurance Company (State Farm), Washington Mutual Bank, E*Trade Bank, Balboa Insurance Company, California Department of Transportation (CALTRANS) and Cingular Wireless. We are the fee simple owner of Park Place.

     The John Wayne Airport sub-market consists of 339 buildings totaling 31.3 million square feet, or approximately 43% of the total rentable office space in Orange County. Tenants are drawn to the area for its executive and moderately priced housing alternatives, proximity to labor and clean and safe environment. Commercial properties in the sub-market generally feature comparatively lower vacancy rates, higher average rental rates, higher percentage of credit tenants and strong institutional ownership. Some of the major competitors to Park Place in this sub-market are Executive Park I, II and III, Jamboree Center (both Irvine Company properties), Irvine Center Towers, Lakeshore Towers I and II and Opus Center I and II.

     Park Place possesses a roster of 42 office space tenants operating in various businesses, including insurance, financial services, manufacturing and government. The following table summarizes information regarding the primary tenants of the office space at Park Place as of December 31, 2003:

									Annualized
	Principal					Percentage			Rent per	Percentage
	Nature of	Lease		Renewal	Total Leased	of Property Leased	Annualized		Leased	of Property
Tenant	Business	Expiration		Options	Square Feet	Square Feet	Rent (1)		Square Foot (2)	Annualized Rent
ConAgra, Inc.	Manufacturing	8/31/2010		2 x 5-yr	393,317 (3)	23.3%	4,989,049		12.68	22.7%
CALTRANS	Government	2/28/2011	(4)	None	208,156	12.4%	2,348,996		11.28	10.7%
Balboa Insurance Company	Insurance	11/30/2012	(5)	2 x 5-yr	136,466	8.1%	1,957,461	(6)	14.34	8.9%
State Farm	Insurance	8/31/2009		2 x 5-yr	116,626	6.9%	1,511,645	(7)	12.96	6.9%
Aames Financial Corporation	Banking/Financial	11/30/2008		1 x 5-yr	94,091	5.6%	1,131,846	(8)	12.03	5.1%
Washington Mutual Bank	Banking/Financial	10/31/2004		2 x 5-yr	92,604	5.5%	1,373,996		14.84	6.2%

Total/Weighted Average					1,041,260	61.8%	13,312,993		12.79	60.5%

(1)	Annualized rent represents the annualized monthly contractual rent under existing leases as of December 31, 2003. This amount reflects total base rent before any one-time or non-recurring rent abatements, but after annually recurring rent credits and is shown on a net basis; thus, for any tenant under a partial gross lease, the expense stop, or under a full gross lease, the current year operating expenses (which may be estimates as of such date), are subtracted from gross rent.

(2)	Annualized rent per leased square foot represents annualized rent as computed above, divided by the total square footage under lease as of the same date.

(3)	ConAgra, Inc. subleases an aggregate of 41,738 square feet to third parties.

(4)	CALTRANS has the right to terminate any time after February 28, 2009 with a 60-day prior notice.

(5)	Balboa Insurance Company has the right to terminate 24,626 square feet in the 3349 building (4th floor) of Park Place on December 31, 2005 with nine-month prior notice.

(6)	This amount does not include rent abatements granted to Balboa Insurance Company. Base rent and expenses are abated from March 1, 2007 through August 31, 2007 and June 1, 2012 through November 30, 2012.

(7)	State Farm occupied 34,552 square feet on November 17, 2003, 63,349 square feet on January 10, 2004, and 18,725 square feet on April 23, 2004. The lease commences on September 1, 2004.

(8)	This amount does not include rent abatements granted to Aames Financial Corporation. Base rent is abated from August 1, 2008 through November 30, 2008.

     The following table schedules the lease expirations for leases in place at the office space at Park Place as of December 31, 2003, plus available space for each of the ten full calendar years beginning January 1, 2004, assuming that tenants exercise no renewal options. As of December 31, 2003, the weighted average remaining lease term for this building was 5.5 years.

		Total Area in	Percentage		Percentage		Rent per
	Number of	Square Feet Covered	of Leased	Annualized	of Property	Current Rent	Square Foot
Year of Lease Expiration	Expiring Leases	by Expiring Leases	Square Feet	Rent	Annualized Rent	per Square Foot (1)	at Expiration (2)

Available		51,467	3.0%
2004 (3)	9	152,113	8.8%	2,270,246	10.3%	14.92	13.90
2005	7	75,253	4.3%	1,300,531	5.9%	17.28	18.36
2006	4	60,444	3.5%	863,223	3.9%	14.28	16.07
2007	9	94,673	5.4%	1,291,772	5.9%	13.64	15.26
2008	7	176,792	10.2%	2,269,218	10.3%	12.84	14.72
2009	5	224,982	12.9%	2,694,723	12.2%	11.98	15.64
2010	4	556,774	32.0%	7,014,961	31.9%	12.60	15.46
2011	1	208,156	12.0%	2,348,996	10.7%	11.28	18.33
2012	1	136,466	7.9%	1,957,461	8.9%	14.34	17.31
2013	0	—	0.0%	—	0.0%	—	—
Thereafter	0	—	0.0%	—	0.0%	—	—

Total	47	1,737,120	100.0%	$22,011,131	100.0%	$13.06	$15.91

(1)	Current rent per leased square foot represents current annualized rent, divided by total square footage under the expiring leases as of the same period.

(2)	Rent per leased square foot at expiration represents annualized rent including any future rent steps, and thus represents the annualized rent that will be in place at lease expiration.

(3)	Includes tenants leasing on a month-to-month basis.

     The following table sets forth the percentage leased, annualized rent per leased square foot and annualized net effective rent per leased square foot for the office space at Park Place as of the indicated dates:

				Annualized Net
			Annualized Rent	Effective Rent
	Percent		Per Leased	Per Leased
Date	Leased		Square Foot	Square Foot (1)
December 31, 2003	97.0%	(2)	$13.06	$10.02
December 31, 2002	88.4%	(3)	$13.11	$11.17
December 31, 2001	91.4%	(4)	$12.65	$11.15
December 31, 2000	81.8%	(5)	$11.32	$10.32
December 31, 1999	87.9%		$10.84	$9.87

(1)	Annualized net effective rent per leased square foot represents rental revenue calculated in accordance with accounting principles generally accepted in the United States as of the last day of the period being presented, less the amount, for any tenant under a partial gross lease, of the expense stop, or for any tenant under a full gross lease, of the current year operating expenses (which may be estimates as of such date), and further reduced by the amortization of any tenant improvement and deferred leasing costs. This amount is then annualized, and divided by the corresponding net rentable square footage as of the same date.

(2)	The E*Trade lease of 85,663 square feet and the Cingular Wireless lease of 60,265 square feet were executed as of December 31, 2003.

(3)	The Home Base lease of 59,458 square feet terminated early on March 31, 2002.

(4)	The Balboa Insurance Company lease of 136,466 square feet was executed as of December 31, 2001.

(5)	The Airtouch Cellular lease of 189,265 square feet expired November 30, 2000.

     Other than normally recurring capital expenditures, we have no present plans with respect to renovation, improvement or redevelopment of the office space at Park Place.

     A summary of the outstanding indebtedness at Park Place is as follows:

	Maturity		Principal	Annual Debt	Balance at
Description	Date	Interest Rate	Outstanding	Service (1)	Maturity (2)
Mortgage loan	11/9/2004	LIBOR + 1.086%	$123,000,000	$2,751,066	$123,000,000
Senior Mezzanine loan	11/9/2004	LIBOR + 4.15%	26,500,000	1,415,947	26,500,000
Junior Mezzanine loan	11/9/2004	LIBOR + 6.50%	14,500,000	1,120,246	14,500,000

Total:			$164,000,000	$5,287,259	$164,000,000

(1)	Annual debt service for the floating rate loans is calculated based on the 30-day LIBOR rate at December 31, 2003, which was 1.12%.

(2)	Assuming no payment has been made on the principal in advance of the due date.

     The current real estate tax rate for Park Place in the John Wayne Airport sub-market is $10.20 per $1,000 of assessed value. The total annual tax for Park Place at this rate for the 2003 tax year is $1,500,556 (at a taxable assessed value of $147,142,100). In addition, there were $3,322 in various direct assessments imposed on Park Place by the City of Irvine and Orange County for the 2003 tax year.

     Park Place may be subject to a reassessment for property tax purposes in connection with our acquisition.

     The following table sets forth for the buildings and improvements at Park Place the (i) federal tax basis as of December 31, 2003, (ii) rate, (iii) method and (iv) life claimed with respect to the buildings and improvements at Park Place for purposes of depreciation.

Federal Tax Basis	Rate	Method(1)(2)	Life Claimed(1)
$210,661,000	Various	Straight-line	15 and 39 years

(1)	Depreciation method and life claimed is determined by reference to the Internal Revenue Service-mandated method for depreciating assets placed into service after 1986, known as the Modified Accelerated Cost Recovery System.

(2)	Pursuant to the Internal Revue Code of 1986, as amended, Section 168(k), taxpayers are allowed an additional 30% bonus depreciation deduction for qualified assets placed in service after September 10, 2001 and before January 1, 2005. The Jobs and Growth Tax Relief Reconciliation Act of 2003 increases the bonus depreciation to 50% for qualified assets placed in service after May 5, 2003 and before January 1, 2005. The bonus depreciation deduction is allowed for property with a recovery period of 20 years or less and for qualified leasehold improvements. Recently issued temporary Internal Revenue Service regulations state that the bonus depreciation deduction is not allowable for purposes of computing earnings and profits. Consequently, our operating partnership will elect out (a separate election will be made for assets qualifying for the 30% bonus depreciation and the 50% bonus depreciation) of taking the additional deduction for all assets placed in service in 2003.

     In addition, we have an aggregate of approximately $750,000 in additional tax basis of depreciable furniture, fixtures and equipment associated with Park Place as of April 14, 2004. Depreciation on this furniture, fixtures and equipment is computed on the double declining balance method over the claimed life of these assets, which is seven years.

     The properties in our existing portfolio, including Park Place, and certain other properties owned or controlled by Robert F. Maguire III, our Chairman and Co-Chief Executive Officer, are collectively insured under a blanket property, liability, fire, extended coverage, earthquake, terrorism and rental loss insurance policy that expires on June 30, 2004 for liability and March 31, 2005 for property, fire, earthquake, terrorism and rental loss. We believe that the Park Place is adequately insured under such policy.

ITEM 7.	Financial Statements and Exhibits

(a)	Financial Statements Under Rule 3-14 of Regulation S-X

INDEPENDENT AUDITORS’ REPORT

The Board of Directors
Maguire Properties, Inc.:

     We have audited the accompanying statement of revenue and certain expenses of Park Place for the year ended December 31, 2003. This statement is the responsibility of management. Our responsibility is to express an opinion on this statement based on our audit.

     We conducted our audit in accordance with auditing standards generally accepted in the United States of America. These standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

     The accompanying statement of revenue and certain expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission, as described in Note 1 to the statement of revenue and certain expenses. It is not intended to be a complete presentation of Park Place’s revenue and expenses.

     In our opinion, the statement referred to above presents fairly, in all material respects, the revenue and certain expenses, as described in Note 1, of Park Place for the year ended December 31, 2003, in conformity with accounting principles generally accepted in the United States of America.

KPMG LLP

Los Angeles, California
April 26, 2004

PARK PLACE

Statement of Revenue and Certain Expenses
(In thousands)

Year Ended
December 31, 2003
Revenue:
Rental	$33,097
Tenant reimbursements	1,641
Parking	1,334
Interest income	77
Other	90

Total revenue	36,239

Certain expenses:
Rental property operating and maintenance	11,315
Real estate taxes	1,534
General and administrative	5,003
Interest	5,567
Other	129

Certain expenses	23,548

Revenue in excess of certain expenses	$12,691

See accompanying notes to statement of revenue and certain expenses.

PARK PLACE

NOTES TO STATEMENT OF REVENUE AND CERTAIN EXPENSES

Year ended December 31, 2003
(Tabular amounts in thousands)

(1) Basis of Presentation

     The accompanying statements of revenue and certain expenses relate to the operations of the property known as Park Place (the “Property”). The Property consists of a ten-story office tower, six four-story office buildings and a concourse building, including some retail space. The Property is located in the John Wayne Airport sub-market of Orange County, California.

     On April 14, 2004, Maguire Properties, L.P. (the “Operating Partnership”), through its wholly owned subsidiary, Maguire Properties – Park Place, LLC, completed the acquisition of the Property from Blackstone Real Estate Advisors for approximately $260,000,000. The Operating Partnership funded the purchase price with cash on hand and through the assumption of existing mortgage and mezzanine financing.

     The accompanying statements of revenue and certain expenses have been prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission and, accordingly, are not representative of the actual results of operations of the Property for the year ended December 31, 2003 due to the exclusion of the following revenue and expense items, which may not be comparable to the proposed future operations of the Property:

•	lease termination fees and the related write-off of unamortized assets related to terminated leases (for the year ended December 31, 2003, the Property received a lease termination fee from a tenant of $1.6 million);

•	depreciation and amortization; and

•	other costs not directly related to the proposed future operations.

     The Company is not aware of any material factors relating to Park Place other than those already described above that would cause the reported financial information not to be necessarily indicative of future operating results.

(2) Summary of Significant Accounting Policies and Practices

     (a) Revenue Recognition and Ground Lease Expense

     Rental revenue is recognized on a straight-line basis over the term of the respective leases.

     (b) Use of Estimates

     Management has made a number of estimates and assumptions relating to the reporting and disclosure of revenue and certain expenses during the reporting period to prepare the statement of revenue and certain expenses in conformity with accounting principles generally accepted in the United States of America. Actual results could differ from those estimates.

PARK PLACE

NOTES TO STATEMENTS OF REVENUE AND CERTAIN EXPENSES — (Continued)

(3) Tenant Concentrations

     A significant portion of the Property’s rental revenue and tenant reimbursements was generated from three tenants. The revenue recognized related to these tenants for the year ended December 31, 2003 was as follows (in thousands):

Food processing company	$9,135
State transportation organization	4,997
Insurance company	3,129

$17,261

     The leases for these tenants expire or are cancelable in 2010 through 2012.

(4) Minimum Future Lease Rentals

     Future minimum rentals to be received under noncancelable operating leases in effect as of December 31, 2003 are as follows (in thousands):

Year ending December 31:

2004	$33,660
2005	33,384
2006	32,311
2007	29,085
2008	29,573
Thereafter	47,603

$205,616

(5) Debt

     A summary of outstanding indebtedness at Park Place as of December 31, 2003 is as follows (in thousands):

	Maturity		Principal
Description	Date	Interest Rate	Outstanding
Mortgage loan	11/9/2004	LIBOR + 1.086%	$123,000
Senior Mezzanine loan	11/9/2004	LIBOR + 4.15%	26,500
Junior Mezzanine loan	11/9/2004	LIBOR + 6.50%	14,500

			$164,000

PARK PLACE

NOTES TO STATEMENTS OF REVENUE AND CERTAIN EXPENSES — (Continued)

     These loans may not be prepaid prior to October 10, 2004. Any prepayment before this date will require a liquidated damages payment equal to 2% of the outstanding principal to be incurred.

MAGUIRE PROPERTIES, INC.

(b)	Unaudited Pro Forma Condensed Consolidated Financial Statements

PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

     The unaudited pro forma condensed consolidated financial statements as of December 31, 2003 and for the year ended December 31, 2003 are presented as if the purchase of Park Place occurred on December 31, 2003 for the pro forma condensed consolidated balance sheet and on January 1, 2003 for the pro forma condensed consolidated statement of operations. Additionally, the pro forma condensed consolidated statements of operations are presented as if the acquisition of One California Plaza on November 6, 2003 and related financing transaction, the funding of the new Glendale Center mortgage, our initial public offering (the “IPO”), which was consummated on June 27, 2003, and related formation transactions and refinancing transactions, our preferred stock offering, which was consummated on January 23, 2004, and the acquisition of additional interests in Wells Fargo Tower on February 5, 2003, along with the related financing transactions, had occurred as of January 1, 2003.

     The pro forma condensed consolidated statements of operations include consolidating US Bank Tower and Wells Fargo Tower, both of which became wholly owned on June 27, 2003, and Glendale Center, which became wholly owned on August 29, 2003 as a result of the Company’s acquisition of the ownership interests in these properties previously held by third parties, which resulted in the Company gaining control over major decisions, including selling and refinancing the properties. The pro forma condensed consolidated statements of operations also reflect the Company’s acquisition of all of the minority interests previously held by third parties in the Gas Company Tower, 808 South Olive Garage and Plaza Las Fuentes, all of which are combined properties for the Maguire Properties Predecessor (the “Predecessor”) historical combined financial statements and the purchase of Cerritos Corporate Center Phase I and Phase II, all of which were acquired on June 27, 2003.

     The pro forma adjustments do not include adjustments relating to the potential acquisition of certain properties as to which we hold options.

     The pro forma condensed consolidated financial statements should be read in conjunction with the consolidated historical financial statements of the Company, the combined historical financial statements of the Predecessor and the separate historical financial statements of the uncombined real estate entities, including the notes thereto, that were filed as part of the Company’s annual report on Form 10-K for the year ended December 31, 2003 filed on March 30, 2004, the Company’s preferred stock offering registration statement on Form S-11/A filed on January 14, 2004 and the Company’s registration statement on Form S-11/A filed on June 24, 2003. The pro forma condensed consolidated financial statements do not purport to represent our financial position or the results of operations that would actually have occurred assuming the purchase of Park Place with the related financing transaction, the purchase of One California Plaza along with the related financing transaction, the funding of the new Glendale Center mortgage, our IPO, our preferred stock offering, the formation transactions, the refinancing transactions and the acquisitions of additional interests in Wells Fargo Tower along with the related financing transactions all had occurred by December 31, 2003 or as of January 1, 2003; nor do they purport to project our financial position or results of operations as of any future date or for any future period.

MAGUIRE PROPERTIES, INC.

PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

December 31, 2003
(Unaudited)
(In thousands)

	Company	Preferred Stock	Acquisition	Company
	Historical	Offering	of Park Place	Pro Forma
	(A)	(B)	(C)

Assets
Investments in real estate, net	$1,553,449	$—	$231,607	$1,785,056
Cash and cash equivalents including restricted cash	82,899	240,721	(97,722)	225,898
Rents, deferred rents and other receivables	24,623	—	—	24,623
Deferred charges, net	98,567	—	32,220	130,787
Acquired above market leases, net	12,451	—	—	12,451
Other assets	3,198	—	1,122	4,320

Total assets	$1,775,187	$240,721	$167,227	$2,183,135

Liabilities and Stockholders’ Equity
Loans payable	$1,211,250	$—	$164,000	$1,375,250
Acquired lease obligations, net	45,724	—	891	46,615
Accounts and interest payable and other liabilities	86,211	—	2,336	88,547

Total liabilities	1,343,185	—	167,227	1,510,412
Minority interests	88,578	—	—	88,578
Stockholders’ equity:				—
Preferred stock	—	100	—	100
Common stock	426	—	—	426
Additional paid in capital	406,133	240,621	—	646,754
Unearned and accrued stock compensation	(3,800)	—	—	(3,800)
Accumulated deficit and dividends	(65,884)	—	—	(65,884)
Accumulated other comprehensive income, net	6,549	—	—	6,549

Total stockholders’ equity	343,424	240,721	—	584,145

Total liabilities and stockholders’ equity	$1,775,187	$240,721	$167,227	$2,183,135

See accompanying notes to pro forma condensed consolidated financial statements.

MAGUIRE PROPERTIES, INC.

PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

For the Year Ended December 31, 2003
(Unaudited)
(In thousands except per share data)

					Acquisition of
					All Minority
					Interests in
		Acquisition	Acquisition	Acquisition	Gas Company	Acquisition
	The	of All	of All	of Third	Tower, 808	of Cerritos
	Company	Third Party	Third Party	Party	South Olive	Corporate	Acquisition
	and The	Interests In	Interests in	Ownership	Garage and	Center	of One	Acquisition		Other
	Predecessor	US Bank	Wells Fargo	Interest in	Plaza	Phase I	California	of	Financing	Pro Forma		Company
	Historical	Tower	Tower	Glendale Center	Las Fuentes	and Phase II	Plaza	Park Place	Transaction	Adjustments		Pro Forma
	(AA)	(BB)	(CC)	(DD)	(EE)	(FF)	(GG)	(HH)	(II)
Revenues:
Rental	$101,816	15,868	12,469	6,375	(106)	4,554	13,356	33,926	—	—		$188,258
Tenant reimbursements	48,346	6,411	5,778	2,168	—	1,400	9,724	1,641	—	—		75,468
Hotel operations	18,449	—	—	—	—	—	—	—	—	—		18,449
Parking	19,368	2,583	2,889	1,189	—	—	2,459	1,334	—	—		29,822
Management leasing and development services to affiliates	5,108	(973)	(261)	(194)	(124)	—	—	—	—	—		3,556
Interest and other	3,030	6,067	369	579	—	—	985	167	—	—		11,197

Total revenues	196,117	29,956	21,244	10,117	(230)	5,954	26,524	37,068	—	—		326,750

Expenses:
Rental property operating and maintenance	45,093	7,068	6,246	2,153	(124)	805	6,962	11,315	—	—		79,518
Hotel operating and maintenance	13,709	—	—	—	—	—	—	—	—	—		13,709
Real estate taxes	13,781	1,523	1,742	522	—	437	2,186	1,534	—	—		21,725
General and administrative	27,818	489	936	116	(106)	144	791	5,003	—	(12,688	)(KK)	23,023
										520	(LL)
Depreciation and amortization	42,198	5,811	5,804	3,190	238	1,104	8,780	14,856	—	—		81,981
Interest	51,059	13,933	4,032	1,806	—	—	—	5,567	(13,956)	—		62,441
Loss from early extinguishment of debt	53,427	—	—	—	—	—	—	—	—	(53,427	) (JJ)	—
Other	12,276	2,594	—	—	—	244	1,682	129	—	—		16,925

Total expenses	259,361	31,418	18,760	7,787	8	2,734	20,401	38,404	(13,956)	(65,595)		299,322
Equity in net income (loss) of uncombined real estate entities	1,623	(85)	(1,921)	383	—	—	—	—	—	—		—

Income (loss) before minority interest	(61,621)	(1,547)	563	2,713	(238)	3,220	6,123	(1,336)	13,956	65,595		27,428
Minority interests	(9,456)	—	—	—	(275)	—	—	—	—	8,016	(MM)	(1,715)

Net income (loss)	(52,165)	(1,547)	563	2,713	37	3,220	6,123	(1,336)	13,956	57,579		29,143
Less preferred dividends	—	—	—	—	—	—	—	—	—	19,063	(NN)	19,063

Net income (loss) available to Common Stockholders	$(52,165)	(1,547)	563	2,713	37	3,220	6,123	(1,336)	13,956	38,516		$10,080

Pro forma basic earnings per share available to Common Stockholders												$0.24

Pro forma diluted earnings per share available to Common Stockholders												$0.24

Pro forma weighted average common shares outstanding — basic												42,329,921

Pro forma weighted average common shares outstanding — diluted												42,437,609

See accompanying notes to pro forma condensed consolidated financial statements.

MAGUIRE PROPERTIES, INC.

NOTES TO PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

(unaudited)
(Dollar amounts in thousands, except per share amounts)

1.	Adjustments to the Pro Forma Condensed Consolidated Balance Sheet

     The adjustments to the pro forma condensed consolidated balance sheet as of December 31, 2003 are as follows:

(A)	Reflects the Company’s historical condensed consolidated balance sheet as of December 31, 2003.

(B)	Sale of 10,000,000 shares of preferred stock for $25.00 per share:

Proceeds from the preferred offering consummated on January 23, 2004	$250,000
Less costs associated with such offering ($7,875 of underwriters’ discounts and commissions and $1,404 of other costs)	9,279

Net cash proceeds	$240,721

Preferred stock, $.01 par value	$100
Additional paid in capital	240,621

Net cash proceeds	$240,721

(C)	Acquisition of Park Place from third party, consummated on April 14, 2004:

Assets purchased:
Investment in real estate	$231,607
Deferred charges	32,220
Other assets	1,122
Less liabilities assumed:
Mortgage and other loans payable to third party	164,000
Acquired lease obligations	891
Accounts payable and other liabilities	2,336

Net assets purchased	$97,722

MAGUIRE PROPERTIES, INC.

NOTES TO PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
(Continued)

2.	Adjustments to the Pro Forma Condensed Consolidated Statements of Operations

     The adjustments to the pro forma condensed consolidated statement of operations for the year ended December 31, 2003 are as follows:

(AA)	Reflects the Company and Predecessor historical condensed consolidated and combined statements of operations for the year ended December 31, 2003. The interests in the real estate properties contributed by certain owners of the Predecessor (Mr. Maguire and entities owned by Mr. Maguire) to the Operating Partnership in exchange for limited partnership interests in the Operating Partnership were recorded at the Predecessor’s historical cost. As a result, expenses such as depreciation and amortization to be recognized by the Operating Partnership related to these contributed interests are based on the Predecessor’s historical cost of the related assets.

As a result of the consummation of our IPO, including exercise of the underwriter’s over-allotment option and the formation transactions, the Company owns 79.5% of the common units of the Operating Partnership and has control over major decisions of the Operating Partnership. Accordingly, the Company consolidates the revenues and expenses of the Operating Partnership. See note (MM) for the pro forma adjustment to allocate 20.5% of our net income before minority interests and less preferred stock dividends to the limited partners of the Operating Partnership.

(BB)	Reflects acquisition on June 27, 2003 of all of the redeemable preferred equity interests in US Bank Tower that were owned by a third party investor, and the resulting consolidation of the consolidated statement of operations for US Bank Tower. The Predecessor used the equity method to account for its investment in US Bank Tower since the Predecessor had significant influence, but not control, over major decisions, including selling and refinancing the property. Upon purchase of these preferred equity interests, the Company owns 100% of US Bank Tower. The purchase method of accounting is used to reflect the acquisition of the redeemable preferred equity interests in US Bank Tower by the Company.

MAGUIRE PROPERTIES, INC.

NOTES TO PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
(Continued)

     The pro forma adjustment for the year ended December 31, 2003 is comprised of the following:

	US Bank Tower
	Historical for	Adjustments
	the period from	Resulting
	January 1, 2003	from
	through	Purchase		Elimination		Pro Forma
	June 26, 2003	Accounting		Entries		Adjustment
Revenues:
Rental	$16,186	$(318	) (2)	—		$15,868
Tenant reimbursements	6,411	—		—		6,411
Parking	2,583	—		—		2,583
Management, leasing, and development services to affiliates	—	—		(973	) (4)	(973)
Other	6,067	—		—		6,067

Total revenues	31,247	(318)		(973)		29,956

Expenses:
Rental property operating and maintenance	8,041	—		(973	) (4)	7,068
Real estate taxes	1,523	—		—		1,523
General and administrative	489	—		—		489
Depreciation and amortization	5,212	684	(3)	(85	) (5)	5,811
Interest	13,933 (1)	—		—		13,933
Other	2,594	—		—		2,594

Total expenses	31,792	684		(1,058)		31,418

Equity in net income (loss) of uncombined real estate entities	—	—		(85	) (5)	(85)

Net loss	$(545)	$(1,002)		$—		$(1,547)

(1)	The pro forma adjustment to reverse this interest and reflect interest on the new loan is included in note (II).

(2)	Increase in rental revenue to reflect straight-line amounts resulting from purchase accounting, net of decrease in rental revenue to reflect amortization of acquired above market leases.

(3)	Increase in depreciation and amortization of buildings, improvements and value of in-place leases (exclusive of the value of above market leases) resulting from purchase accounting adjustments, offset by a reduction in amortization of deferred leasing commissions.

(4)	Elimination of property management fee revenue previously recognized by the Predecessor and property management fee expense previously recorded by US Bank Tower.

(5)	Reclassification of elimination and other entries previously recorded by the Predecessor to its equity in income (loss) of uncombined real estate entities related to the US Bank Tower.

MAGUIRE PROPERTIES, INC.

NOTES TO PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
(Continued)

(CC)	Reflects acquisition on June 27, 2003, of all of the interests in Wells Fargo Tower that were owned by third party investors and the resulting consolidation of the combined statement of operations for Wells Fargo Tower. The Predecessor used the equity method to account for its investment in Wells Fargo Tower. The Predecessor acquired the interests of two of the three third party investors on February 5, 2003. These acquisitions of additional interests did not result in obtaining control over major decisions including selling and refinancing the property, thus the equity method was used until the remaining interests were acquired on June 27, 2003. As a result of the purchase of the remaining third party interest, the Company owns 100% of the Wells Fargo Tower. The purchase method of accounting is used to reflect the acquisition of the additional interests in Wells Fargo Tower by the Predecessor.

MAGUIRE PROPERTIES, INC.

NOTES TO PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
(Continued)

     The pro forma adjustment for the year ended December 31, 2003 is comprised of the following:

	Wells Fargo Tower
	Historical for	Adjustments
	the period from	Resulting
	January 1, 2003	from
	through	Purchase	Elimination		Pro Forma
	June 26, 2003	Accounting	Entries		Adjustment
Revenues:
Rental	$10,297	$1,289 (2)	$883	) (6)	$12,469
Tenant reimbursements	5,778	—	—		5,778
Parking	2,889	—	—		2,889
Management, leasing, and development services to affiliates	—	—	(261	) (5)	(261)
Other	369	—	—		369

Total revenues	19,333	1,289	622		21,244

Expenses:
Rental property operating and maintenance	6,758	—	(261	) (5)	6,246
			(251	) (6)
Real estate taxes	1,742	—	—		1,742
General and administrative	936	—	—		936
Depreciation and amortization	3,416	1,405 (3)	983	) (6)	5,804
Interest	4,955 (1)	—	(923	) (6)	4,032

Total expenses	17,807	1,405	(452)		18,760

Equity in net income (loss) of uncombined real estate entities	—	—	(847	) (4)	(1,921)
			(251	) (6)
			(883	) (6)
			983	) (6)
			(923	) (6)

Net loss	$1,526	$(116)	$(847)		$563

(1)	The pro forma adjustment to reverse this interest and reflect interest on the new loan is included in note (II).

(2)	Increase in rental revenue to reflect straight-line amounts and amortization of acquired lease obligation, both resulting from purchase accounting.

(3)	Increase in depreciation and amortization of buildings, improvements and value of in-place leases resulting from purchase accounting adjustments offset by a reduction in amortization of deferred leasing commissions.

MAGUIRE PROPERTIES, INC.

NOTES TO PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
(Continued)

(4)	Elimination of equity in net income previously recorded by the Predecessor.

(5)	Elimination of property management fee revenue previously recognized by the Predecessor and property management fee expense previously recorded by Wells Fargo Tower.

(6)	Reclassification of elimination, purchase accounting and other entries previously recorded by the Predecessor to its equity in income (loss) of uncombined real estate entities related to the Wells Fargo Tower.

(DD)	Reflects acquisition on August 29, 2003 of all of the third party ownership interests in Glendale Center that were owned by a third party investor and the resulting consolidation of the consolidated statement of operations for Glendale Center. Prior to this acquisition, the equity method was used to account for the investment in Glendale Center since the Company and the Predecessor had significant influence, but not control, over major decisions, including selling and refinancing the property. As a result of the purchase of the interests, the Company owns 100% of the Glendale Center. The pro forma adjustments also reflect acquisition on August 29, 2003 of participation rights held by a Glendale Center tenant. The purchase method of accounting is used to reflect the acquisition of the ownership interests in Glendale Center by the Company.

MAGUIRE PROPERTIES, INC.

NOTES TO PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
(Continued)

     The pro forma adjustment for the year ended December 31, 2003 is comprised of the following:

	Glendale Center
	Historical for	Adjustments
	the period from	Resulting
	January 1, 2003	from
	through	Purchase		Elimination		Pro Forma
	August 28, 2003	Accounting		Entries		Adjustment
Revenues:
Rental	$5,330	$1,045	(2)	$—		$6,375
Tenant reimbursements	2,168	—		—		2,168
Parking	1,189	—		—		1,189
Management, leasing, and development services to affiliates	—	—		(194	) (5)	(194)
Other	579	—		—		579

Total revenues	9,266	1,045		(194)		10,117

Expenses:
Rental property operating and maintenance	2,388	—		(194	) (5)	2,153
				(41	) (6)
Real estate taxes	522	—				522
General and administrative	116	—		—		116
Depreciation and amortization	4,501	(1,305	) (3)	(6	) (6)	3,190
Interest	1,806 (1)	—		—		1,806

Total expenses	9,333	(1,305)		(241)		7,787

Equity in net income (loss) of uncombined real estate entities	—	—		430	(4)	383
				(41	) (6)
				(6	) (6)

Net loss	$(67)	$2,350		$430		$2,713

(1)	The pro forma adjustment to reverse this interest and reflect interest on the new loan obtained on October 14, 2003 is included in note (II).

(2)	Increase in rental revenue to reflect straight-line amounts and amortization of acquired lease obligation, both resulting from purchase accounting.

(3)	Decrease in depreciation and amortization resulting from reversal of amortization of the leasing concession related to the acquired tenant participation rights offset by increases in depreciation and amortization of buildings, improvements and value of in-place leases resulting from purchase accounting.

MAGUIRE PROPERTIES, INC.

NOTES TO PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
(Continued)

(4)	Elimination of equity in net loss previously recorded by the Predecessor.

(5)	Elimination of property management fee revenue previously recognized by the Predecessor and property management fee expense previously recorded by Glendale Center.

(6)	Reclassification of elimination and other entries previously recorded by the Predecessor to its equity in income (loss) of uncombined real estate entities related to the Glendale Center.

(EE)	Reflects purchase accounting and elimination entries resulting from the June 27, 2003 acquisition of all minority interests previously owned by third parties in Gas Company Tower, 808 South Olive Garage and Plaza Las Fuentes (combined properties in the Predecessor’s historical combined financial statements). The pro forma adjustments are comprised of the following:

	Year Ended December 31, 2003
	Gas Company	808 South	Plaza Las	Pro Forma
	Tower	Olive Garage	Fuentes	Adjustments
Elimination of a portion of the Predecessor home office rent previously recognized by the Predecessor for space leased in the Gas Company Tower	$106	—	—	$106
Elimination of property management fee revenue previously recognized by the Predecessor and property management fee expense previously recorded by Gas Company Tower as a result of acquiring interests from third parties for this property	124	—	—	124
Increase in depreciation of buildings and improvements resulting from purchase accounting adjustments to investments in real estate offset by a reduction in amortization of deferred leasing commissions	181	15	42	238
Elimination of allocation of income to minority investor	(275)	—	—	(275)

MAGUIRE PROPERTIES, INC.

NOTES TO PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
(Continued)

(FF)	Reflects acquisition of Cerritos Corporate Center Phase I and Phase II:

     The pro forma adjustments are comprised of the following:

	Year Ended December 31, 2003
	Historical Revenues
	and Certain
	Expenses for the
	period	Adjustments
	January 1, 2003	Resulting from
	through	Purchasing the	Pro Forma
	June 26, 2003	Properties	Adjustment
Revenues:
Rental	$4,218	$336 (1)	$4,554
Tenant reimbursements	1,400	—	1,400

Total revenues	5,618	336	5,954

Expenses:
Rental property operating and maintenance	805	—	805
Real estate taxes	437	—	437
General and administrative	144	—	144
Depreciation and amortization	—	1,104 (2)	1,104
Other	244	—	244

Total expenses	1,630	1,104	2,734

Net income	$3,988	$(768)	$3,220

(1)	Increase in rental revenue to reflect straight-line amounts relating to tenant leases, net of decrease in rental revenue to reflect amortization of acquired above market leases, both resulting from purchase accounting.

(2)	Reflects depreciation and amortization of the building, improvements and value of in-place leases.

MAGUIRE PROPERTIES, INC.

NOTES TO PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
(Continued)

(GG)	Reflects acquisition of One California Plaza:

     The pro forma adjustments are comprised of the following:

	Year Ended December 31, 2003
	Historical Revenues
	and Certain Expenses
	for the period	Adjustments
	January 1, 2003	Resulting from
	through	Purchasing the	Pro Forma
	November 5, 2003	Property	Adjustment
Revenues:
Rental	$11,305	$2,051 (1)	$13,356
Tenant reimbursements	9,724	—	9,724
Parking	2,459	—	2,459
Other	985	—	985

Total revenues	24,473	2,051	26,524

Expenses:
Rental property operating and maintenance	6,962	—	6,962
Real estate taxes	2,186	—	2,186
General and administrative	791	—	791
Depreciation and amortization	—	8,780 (2)	8,780
Other	1,521	161 (3)	1,682

Total expenses	11,460	8,941	20,401

Net income	$13,013	$(6,890)	$6,123

(1)	Increase in rental revenue to reflect straight-line amounts and amortization of acquired lease obligation, both resulting from purchase accounting.

(2)	Reflects depreciation and amortization of the building, improvements, value of the ground lease and value of in-place leases.

(3)	Increase in ground rent expense to reflect straight-line amount resulting from purchase accounting.

MAGUIRE PROPERTIES, INC.

NOTES TO PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
(Continued)

(HH)	Reflects acquisition of Park Place:

     The pro forma adjustments are comprised of the following:

	Year Ended December 31, 2003
	Historical Revenues	Adjustments
	and Certain Expenses	Resulting from
	for the year ended	Purchasing the	Pro Forma
	December 31, 2003	Property	Adjustment
Revenues:
Rental	$33,097	$829 (1)	$33,926
Tenant reimbursements	1,641	—	1,641
Parking	1,334	—	1,334
Interest income and other	167	—	167

Total revenues	36,239	829	37,068

Expenses:
Rental property operating and maintenance	11,315	—	11,315
Real estate taxes	1,534	—	1,534
General and administrative	5,003	—	5,003
Depreciation and amortization	—	14,856 (2)	14,856
Interest	5,567	—	5,567
Other	129	—	129

Total expenses	23,548	14,856	38,404

Net income (loss)	$12,691	$(14,027)	$(1,336)

(1)	Increase in rental revenue to reflect straight-line amounts and amortization of acquired lease obligation, both resulting from purchase accounting.

(2)	Reflects depreciation and amortization of the building, improvements and value of in-place leases.

MAGUIRE PROPERTIES, INC.

NOTES TO PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
(Continued)

(II)	Reflects the net increase in the Company and the Predecessor's interest expense as a result of the financing related pro forma adjustments. The following outlines the loans and interest rate swap agreements outstanding upon completion of the acquisition of Park Place on April 14, 2004 and One California Plaza on November 6, 2003, the funding of the Glendale Center loan on October 14, 2003, the completion of our IPO, the formation transactions, the refinancing transactions and the corresponding interest expense that would have been recorded had these loans and swaps been outstanding as of the beginning of the periods presented:

				Interest Expense (1)
		Maturity		for the Year Ended
Properties	Principal Amount	Date	Interest Rate	December 31, 2003
US Bank Tower mortgage loan	$260,000	07/01/13	4.66%	$12,284
Gas Company Tower and 808 South Olive Garage
Mortgage loan	230,000	07/06/07	LIBOR+0.824%	4,533
Senior mezzanine loan	30,000	07/07/08	LIBOR+3.750%	1,481
Junior mezzanine loan	20,000	07/06/07	LIBOR+6.625% (2)	1,838
KPMG Tower mortgage loan	195,000	08/31/05	LIBOR+1.875%	5,921
Wells Fargo Tower mortgage loan	250,000	07/01/10	4.68%	11,863
One California Plaza mortgage loan	146,250	12/01/10	4.73%	7,014
Glendale Center mortgage loan	80,000	11/01/13	5.727%	4,645
Park Place
Mortgage loan	123,000	11/09/04	LIBOR+1.086%	2,751
Senior mezzanine loan	26,500	11/09/04	LIBOR+4.15%	1,416
Junior mezzanine loan	14,500	11/09/04	LIBOR+6.50%	1,120
Amortization of loan costs				3,261
Interest on capital lease obligations and other liabilities				2,076
Increase in interest expense resulting from interest rate swap agreements (3)				2,238

Pro forma totals	$1,375,250			$62,441

Pro forma interest expense				$62,441
Pro forma adjustment to interest expense reflected in note (CC)				923
Less historical interest expense (4)				(77,320)

				$(13,956)

MAGUIRE PROPERTIES, INC.

NOTES TO PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
(Continued)

(1)	We calculated pro forma interest expense for loans with variable interest rates using current LIBOR (1.12% as of December 31, 2003).

(2)	This loan is subject to a LIBOR floor of 2%. This loan also requires a monthly “interest floor differential” payment during any month in which LIBOR is less than 2% per annum; such payment must be made until the principal balance of the Gas Company Tower and 808 South Olive garage senior mezzanine loan no longer exceeds $20.0 million, and is equal to the positive difference between 2% and LIBOR times a notional amount that is initially $10.0 million, but which decreases dollar for dollar as the first $10.0 million of senior mezzanine loan principal is repaid.

(3)	As of December 31, 2003, we had a four-year interest rate swap agreement in the amount of $250.0 million, which effectively fixed the index (LIBOR) portion of the interest rates on our floating rate debt at approximately 2.17%. On October 10, 2003, we sold a $72.0 million swap that we previously held. The pro forma adjustments assume the $250.0 million swap was outstanding from the first day of the periods presented and assume the $72.0 million swap was sold on the first day of the periods presented. The sales proceeds are recognized as a reduction in interest expense over the original four-year term because the loan that was being hedged is still outstanding.

(4)	Historical interest expense is as follows for the year ended December 31, 2003:

The Company and the Predecessor	$51,059
Park Place	5,567
US Bank Tower	13,933
Wells Fargo Tower	4,955
Glendale Center	1,806

$77,320

If interest rates were to change by 0.125%, the pro forma interest relating to the floating rate loans that are not hedged by a swap would change by $244 for the year ended December 31, 2003.

(JJ)	Reflects reversal of the loss on early extinguishment of debt, which is included in the historical consolidated and combined statements of operations. This reversal results from the assumption that the loans listed in pro forma adjustment (II) had been outstanding as of the beginning of the periods presented.

(KK)	Record (reverse) compensation expense related to:
	Fully vested restricted stock issued upon completion of our IPO	$(6,522)
	Cash paid at completion of our IPO related to employees' tax liabilities	(6,525)
	Cash bonus to former employee as a result of completion of the IPO	(1,000)
	Stock awards that vest during the period	667
	Cash payment for employee tax liability related to stock award that vests over three years	67
	Stock awards to be granted on the one-year anniversary of the completion of our IPO that have vesting periods from three to four years (total award is $5,500)	625

		$(12,688)

MAGUIRE PROPERTIES, INC.

NOTES TO PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
(Continued)

The reversals of compensation expense recorded by the Company upon consummation of our IPO are based on the assumption that the common stock had been outstanding as of the beginning of the period presented.

(LL)	Increase in general and administrative expenses as a result of becoming a public company:
	Salaries and guaranteed first-year bonuses based on employment agreements for the Co-Chief Executive Officer and President and the Chief Financial Officer who were hired as a result of becoming a public company	$450
	Annual director fees for four directors at $35 per director	70

		$520

(MM)	Allocate minority interest in net income of the Operating Partnership as a result of issuing limited partnership units in the Operating Partnership to certain former owners of the Predecessor:

	Total income before allocation to minority interests	$27,428
	Less preferred dividends	19,063

	Income available to common stockholders and unit holders	$8,365
	Percentage allocable to minority interests	20.5%

		$1,715
	Less Operating Partnership minority interests included in the historical consolidated statement of operations	9,731

		$(8,016)

(NN)	Reflects dividends for the preferred stock offering assuming a dividend rate of 7.625%.	$19,063

(c)	Exhibits

Exhibit No.
10.1	Loan and Security Agreement dated as of September 18, 2002 between BRE/Park Place L.L.C., as borrower, and German American Capital Corporation, as lender.

10.2	First Amendment to Loan and Security Agreement and Other Loan Documents dated as of September 30, 2002 by and among German American Capital Corporation, as lender, and BRE/Park Place L.L.C., as borrower.

10.3	Note dated as of September 18, 2002 by BRE/Park Place L.L.C. in favor of German American Capital Corporation.

10.4	Note and Deed of Trust Assumption Agreement dated as of April 14, 2004 by and among LaSalle Bank National Association, as trustee, BRE/Park Place, L.L.C., as original borrower, and Maguire Properties – Park Place, LLC, as new borrower.

10.5	Mezzanine Loan and Security Agreement dated as of September 18, 2002 between BRE/Park Place Mezzanine L.L.C., as mezzanine borrower, and German American Capital Corporation, as mezzanine lender.

10.6	First Amendment to Mezzanine Loan and Security Agreement and Other Loan Documents dated as of September 30, 2002 by and among German American Capital Corporation, as senior tier mezzanine lender and BRE/Park Place Mezzanine L.L.C., as senior tier mezzanine borrower.

10.7	Mezzanine Note dated as of September 18, 2002 by BRE/Park Place Mezzanine L.L.C. in favor of German American Capital Corporation.

10.8	Assumption and Modification Agreement – Senior Mezzanine Loan dated as of April 14, 2004 among Fleet National Bank, as lender, BRE/Park Place Mezzanine L.L.C., as original borrower, and MP – Park Place Senior Mezzanine, LLC, as new borrower.

10.9	Junior Tier Mezzanine Loan and Security Agreement dated as of September 30, 2002 between BRE/Park Place Junior Mezzanine L.L.C., as mezzanine borrower, and German American Capital Corporation, as mezzanine lender.

10.10	Amended and Restated Mezzanine Note dated as of September 30, 2002 by BRE/Park Place Junior

Exhibit No.
Mezzanine L.L.C. in favor of German American Capital Corporation, as lender.

10.11	Assumption and Modification Agreement – Junior Mezzanine Loan dated as of April 14, 2004 by and among SFT I, Inc., as lender, BRE/Park Place Junior Mezzanine L.L.C., as original borrower, and MP – Park Place Junior Mezzanine, LLC, as new borrower.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

/s/	Dallas E. Lucas

Dallas E. Lucas
Executive Vice President and Chief Financial Officer

Dated:   May 13, 2004